                          SECURITIES AND EXCHANGE COMMISSION

                                 450 FIFTH STREET, NW
                                WASHINGTON, DC  20549

                                       FORM 8-K
                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

                                  SEPTEMBER 25, 1997
                          (DATE OF EARLIEST EVENT REPORTED)

                            PNC MORTGAGE SECURITIES CORP.
                       AS DEPOSITOR AND MASTER SERVICER UNDER A
                           POOLING AND SERVICING AGREEMENT
                             DATED AS OF SEPTEMBER 1, 1997
                            PROVIDING FOR THE ISSUANCE OF

                                     $695,684,820

                          MORTGAGE PASS-THROUGH CERTIFICATES
                                    SERIES 1997-6

            Delaware                   33-84896       36-4185795

         (State or other            (Commission       (IRS Employer
         jurisdiction of            File Number)      Identification
         Incorporation)                               Number)

                                75 NORTH FAIRWAY DRIVE
                            VERNON HILLS, ILLINOIS  60061

                       (Address of principal executive offices)

                 Registrant's telephone number, including area code:

                                    (847) 549-6500

Item 5.  OTHER EVENTS

DESCRIPTION OF THE CERTIFICATES AND THE MORTGAGE POOL.

    On September 25, 1997 (the "Closing Date"), PNC Mortgage Securities Corp. (the "Company"), pursuant to a pooling and servicing agreement, dated as of September 1, 1997, between the Company, PNC Bank, National Association and U.S. Bank National Association, as trustee, caused the Mortgage Pass-Through Certificates, Series 1997-6, to be issued (the "Certificates") which consist of the following four classes: (i) Class I-A and Class II-A (together, the "Class A Certificates" or the "Offered Certificates") and (ii) the Class I-R and Class II-R Certificates (the "Residual Certificates"). Only the Class A Certificates are offered to the public pursuant to the Company's Prospectus dated September 18, 1997 (the "Base Prospectus"), and Prospectus Supplement dated September 18, 1997 (the "Prospectus Supplement", and together with the Base Prospectus, the "Prospectus").

    The Certificates, other than the Class I-R and Class II-R Certificates, evidence all the beneficial ownership interest in a trust (the "Trust") established by the Company, the assets of which consist of a pool (the "Mortgage Pool") of conventional, adjustable-rate one- to four-family residential mortgage loans (the "Mortgage Loans") with original terms to maturity of not more than 30 years and initial fixed-interest rate periods of five years deposited and master serviced by the Company, two Reserve Funds (as defined in the Prospectus), a Yield Supplement Account (as defined in the Prospectus), a certificate guaranty insurance policy (the "Certificate Insurance Policy") issued by MBIA Insurance Corporation (the "Certificate Insurer") which, subject to its terms, will insure the receipt of certain interest and principal distributions to be made with respect to the Certificates with respect to each Distribution Date, in each case to the extent not covered by the applicable Reserve Fund (subject to certain limitations as specified in the Prospectus), and certain other assets, as described in the Prospectus. The Reserve Fund for Loan Group I was established in the amount of $5,713,731 and will provide Special Hazard Coverage, Fraud Coverage and Bankruptcy Coverage to the Class A-1 Certificates in the amounts of $2,856,865, $5,713,731 and $110,667, respectively. The Reserve Fund for Loan Group II was established in the amount of $8,199,965 and will provide Special Hazard Coverage, Fraud Coverage and Bankruptcy Coverage to the Class A-2 Certificates in the amounts of $6,394,339, $8,199,965 and $148,720, respectively.

    As described in the Prospectus, two separate REMIC elections have been made in connection with the Trust for federal income tax purposes. Each Class of Offered Certificates represent ownership of REMIC "regular interests" in the related REMIC and each Class of Residual Certificates represent ownership of the REMIC "residual interests" in the related REMIC. See "Certain Federal Income Tax Consequences" in the Prospectus.
___________________________

    Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus, dated September 18, 1997, and Prospectus Supplement, dated September 18, 1997, of PNC Mortgage Securities Corp., relating to its Mortgage Pass-Through Certificates, Series 1997-6.

    The initial Class Principal Balance, initial Remittance Rate and Last Scheduled Distribution Date for each Class of Offered Certificates is set forth in the table below:

                    PRICE TO     UNDERWRITING         PROCEEDS TO
     CLASS           PUBLIC       DISCOUNT (2)       COMPANY (1)(3)
    ----------   ------------    -------------       --------------
    Class I-A      99.9875%         0.25%               99.7375%
    Class II-A     99.9748%         0.25%               99.7248%
    Total        $695,545,790    $1,739,212           $693,806,578
__________________________

(1) Plus accrued interest at the Class I-A or Class II-A Remittance Rate, as applicable, from September 1, 1997.

(2) The Company has agreed to indemnify Goldman, Sachs & Co., Donaldson, Lufkin & Jenrette Securities Corporation and PNC Capital Markets, Inc. (the "Underwriters") against certain liabilities, including liabilities under the Securities Act of 1933. Certain expenses of the Underwriters incurred in connection with this offering will be paid for by PNC Bank, National Association (the "Bank").

(3) Before deduction of expenses estimated to be $615,000.
__________________________

    The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance outstanding as of September 1, 1997 (the "Cut-Off Date"), after deducting payments due on or before that date, of approximately $695,684,820. The Group I Loans and Group II Loans had an aggregate principal balance outstanding as of the Cut-Off Date, after deducting payments due on or before that date, of approximately $285,686,562 and $409,998,258, respectively. Certain of the risks of loss on certain Mortgage Loans is covered up to specified limits by Primary insurance Policies.

    The Mortgage Loans are secured by first mortgages or first deeds of trust or other similar security instruments creating first liens on one- to four-family residential properties (the "Mortgaged Properties"), which may include detached homes, duplexes, townhouses, individual condominium units, individual units in planned unit developments and other attached dwelling units which are part of buildings consisting of more than four units (so long as the property subject to the lien of the related Mortgage consists of no more than four units), and having the additional characteristics described below and in the Prospectus. All of the Mortgage Loans were purchased by the Company from the Bank.

    Each Mortgage Loan is a conventional Mortgage Loan evidenced by a Mortgage Note. Each such Mortgage Loan has an original term to maturity of generally not more than 30 years, a fixed Mortgage Interest Rate (a "Fixed Rate") during the initial five years of the Mortgage Loan and a Monthly Payment during such period which will fully amortize the principal balance of the Mortgage Loan over its original term to maturity. Each Mortgage Note provides for adjustments to the Mortgage Interest Rate thereon at the end of the initial Fixed Rate period and annually thereafter.

    The Mortgage Interest Rate on each Mortgage Loan will adjust annually commencing on the Due Date (as defined in the Prospectus) immediately prior to the fifth anniversary of the first Due Date and thereafter on each anniversary of the Due Date on which such adjustment occurred (each, an "Adjustment Date"). On each Adjustment Date, the Mortgage Interest Rate will adjust to the sum of the Index (as defined in the Prospectus) and the fixed percentage specified in the applicable Mortgage Note (the "Gross Margin"), rounded to the nearest one-eighth of one percent, subject to the limitation that with respect to each Adjustment Date after the initial Adjustment Date, the Mortgage Interest Rate after such adjustment may not vary from the Mortgage Interest Rate in effect prior to such adjustment by more than two percentage points (the "Periodic Cap"). In addition, adjustments to the Mortgage Interest Rate for each Mortgage Loan are subject to a lifetime maximum interest rate (a "Rate Ceiling") equal to the Fixed Rate plus between five and six and five-eights percentage points. None of the Mortgage Loans specify a lifetime minimum interest rate (a "Rate Floor"). Consequently, the minimum Mortgage Interest Rate for each Mortgage Loan will be the Gross Margin for such Mortgage Loan. Each Mortgage Loan is not assumable during the five-year fixed rate period; however, each Mortgage Loan is assumable after its initial Adjustment Date. On the first Due Date following each Adjustment Date, the Monthly Payment for the Mortgage Loan will be adjusted, if necessary, to an amount that will fully amortize such Mortgage Loan at the adjusted Mortgage Interest Rate over its remaining scheduled term to maturity. The Group I Adjustment Date is July 1, 2000 and the Group II Adjustment Date is October 1, 2001. Such dates reflect the first date on which a Mortgage Loan in such Loan Group (as of the Cut-Off Date) is scheduled to have its Mortgage Interest Rate adjusted and is referred to in the Prospectus as the "Group Adjustment Date".

LOAN GROUP I

    Each Group I Loan had a first payment date during the period from August 1, 1995 through October 1, 1996, inclusive, and has an original term to maturity of not more than 30 years. As of the Cut-Off Date, none of the Group I Loans had its initial Adjustment Date. The weighted average number of months to the initial Adjustment Date is approximately 42.8 months. The earliest and the latest month in which any Group I Loan will begin to accrue interest at a Mortgage Interest Rate based on the Index is July 1, 2000 and September 1, 2001, respectively. As of the Cut-Off Date, each of the Group I Loans bears interest at a Fixed Rate ranging from 6.500% to 8.250% with a weighted average of approximately 7.443% per annum. Each of the Group I Loans has a Gross Margin of not less than 2.750% and not more than 2.875%, and the weighted average of the Gross Margins is approximately 2.750%.

    The highest Rate Ceiling for any Group I Loan is 13.250% and the lowest Rate Ceiling is 11.500% and the weighted average of the Rate Ceilings is 12.578%. Each Group I Loan has a pass-through rate (the "Pass-Through Rate") for any Distribution Date equal to the excess, if any, of the Mortgage Interest Rate for such Mortgage Loan as of the first day of the month preceding the month of such Distribution Date over the related Gross Fees (as defined below). As of the Cut-Off Date, the Pass-Through Rate for each Group I Loan was not less than 6.085% and not more than 7.835% per annum. As of the Cut-Off Date, the weighted average of the Pass-Through Rates for the Group I Loans was approximately 7.028% per annum.

    All of the Group I Loans have principal and interest payable on the first day of each month (the "Due Date"). None of the Group I Loans are Buydown Loans. The latest original scheduled maturity of any Group I Loan is September 1, 2026. All of the Group I Loans had an original term to maturity of 30 years, and as of the Cut-Off Date, the weighted average remaining term to maturity of the Group I Loans was approximately 343 months. At origination, based upon an appraisal of the Mortgaged Property securing each Mortgage Loan, approximately 77.5% of the Group I Loans had Loan-to-Value Ratios less than or equal to 80%, and approximately 22.5% of the Group I Loans had Loan-to-Value Ratios greater than 80% but less than or equal to 95%. No Group I Loan had a Loan-to-Value Ratio at origination greater than 95%. At origination, the weighted average of the Loan-to-Value Ratios of the Group I Loans was approximately 75.9%. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of the Group I Loans was approximately 74.5%. As of the Cut-Off Date, approximately 22.5% of the Group I Loans are covered by Primary Insurance Policies. All of the Group I Loans with Loan-to-Value Ratios as of the Cut-Off Date in excess of 80% are covered by Primary Insurance Policies. At origination, each Group I Loan had a principal balance of not less than $20,050 nor more than $988,000, and the average principal balance of the Group I Loans as of the Cut-Off Date was approximately $269,008. Approximately 99.7% of the Group I Loans are secured by owner-occupied Mortgaged Properties which are the primary residences of the related Mortgagors, based solely on representations of the Mortgagors obtained at the origination of the related Mortgage Loans, and approximately 0.3% of the Group I Loans are secured by owner-occupied Mortgaged Properties which are second or vacation homes of the related Mortgagors, based solely on such representations. None of the Group I Loans are secured by Mortgaged Properties which are investor properties of the related Mortgagors, based solely on such representations. The aggregate principal balance of Group I Loans originated under a reduced documentation program, which generally limits the original Loan-to-Value Ratio of such Mortgage Loan is approximately $32,273,170, which is approximately 11.3% of Loan Group I. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios at origination of such Mortgage Loans originated under a reduced documentation program was approximately 67.0%.

    Approximately 33.9% of the Group I Loans are secured by Mortgaged Properties located in California; 9.1%, in Connecticut; 7.0%, in Ohio; 5.7%, in Pennsylvania; 5.6%, in New Jersey; 5.1%, in Illinois; and no other single state contains Mortgaged Properties securing more than 5% of the Group I Loans. No more than 1.0% of the Group I Loans is secured by Mortgaged Properties located in any one California zip code area, and no more than 1.2% of the Group I Loans is secured by Mortgaged Properties located in any other single zip code area. Approximately 34.1% of the Group I Loans were originated for the purpose of refinancing existing mortgage debt, including cash-out refinancings. Approximately 65.9% of the Group I Loans were originated for the purpose of purchasing the Mortgaged Property.

LOAN GROUP II

    Each Group II Loan had a first payment date during the period from November 1, 1996 through July 1, 1997, inclusive, and has an original term to maturity of not more than 30 years. As of the Cut-Off Date, none of the Group II Loans had its initial Adjustment

Date. The weighted average number of months to the initial Adjustment Date is approximately 51.7 months. The earliest and the latest month in which any Group II Loan will begin to accrue interest at a Mortgage Interest Rate based on the Index is October 1, 2001 and June 1, 2002, respectively. As of the Cut-Off Date, each of the Group II Loans bear interest at a Fixed Rate ranging from 6.500% to 8.250% with a weighted average of approximately 7.461% per annum. Each of the Group II Loans has a Gross Margin of not less than 2.750% and not more than 3.000%, and the weighted average of the Gross Margins is approximately 2.750%.

    The highest Rate Ceiling for any Group II Loan is 13.250% and the lowest Rate Ceiling is 11.500% and the weighted average of the Rate Ceilings is 12.461%. As of the Cut-Off Date, the Pass-Through Rate for each Group II Loan was not less than 6.095% and not more than 7.845% per annum. As of the Cut-Off Date, the weighted average of the Pass-Through Rates for the Group II Loans was approximately 7.056% per annum.

    All of the Group II Loans have principal and interest payable on the first day of each month (the "Due Date"). None of the Group II Loans are Buydown Loans. The latest original scheduled maturity of any Group II Loan is June 1, 2027. Except for one Group II Loan (which has an original term to maturity of 20 years), each of the Group II Loans had an original term to maturity of 30 years, and as of the Cut-Off Date, the weighted average remaining term to maturity of the Group II Loans was approximately 352 months. At origination, based upon an appraisal of the Mortgaged Property securing each Mortgage Loan, approximately 82.4% of the Group II Loans had Loan-to-Value Ratios less than or equal to 80%, and approximately 17.6% of the Group II Loans had Loan-to-Value Ratios greater than 80% but less than or equal to 95%. No Group II Loan had a Loan-to-Value Ratio at origination greater than 95%. At origination, the weighted average of the Loan-to-Value Ratios of the Group II Loans was approximately 75.4%. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of the Group II Loans was approximately 74.8%. As of the Cut-Off Date, approximately 17.6% of the Group II Loans are covered by Primary Insurance Policies. All of the Group II Loans with Loan-to-Value Ratios as of the Cut-Off Date in excess of 80% are covered by Primary Insurance Policies. At origination, each Group II Loan had a principal balance of not less than $37,900 nor more than $985,000, and the average principal balance of the Group II Loans as of the Cut-Off Date was approximately $310,370. Approximately 99.9% of the Group II Loans are secured by owner-occupied Mortgaged Properties which are the primary residences of the related Mortgagors, based solely on representations of the Mortgagors obtained at the origination of the related Mortgage Loans, and approximately 0.1% of the Group II Loans are secured by owner-occupied Mortgaged Properties which are second or vacation homes of the related Mortgagors, based solely on such representations. None of the Group II Loans are secured by Mortgaged Properties which are investor properties of the related Mortgagors, based solely on such representations. The aggregate principal balance of Group II Loans originated under a reduced documentation program, which generally limits the original Loan-to-Value Ratio of such Mortgage Loan is approximately $35,784,951, which is approximately 8.7% of Loan Group II. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios at origination of such Mortgage Loans originated under a reduced documentation program was approximately 64.5%.

    Approximately 31.9% of the Group II Loans are secured by Mortgaged Properties located in California; 9.3%, in New Jersey; 8.7%, in Connecticut; 7.1%, in Pennsylvania; and no other single state contains Mortgaged Properties securing more than 5% of the Group II Loans. No more than 1.6% of the Group II Loans is secured by Mortgaged Properties located in any one California zip code area, and no more than 1.1% of the Group II Loans is secured by Mortgaged Properties located in any other single zip code area. Approximately 32.5% of the Group II Loans were originated for the purpose of refinancing existing mortgage debt, including cash-out refinancings. Approximately 67.5% of the Group II Loans were originated for the purpose of purchasing the Mortgaged Property.

    The Servicing Fee with respect to each Mortgage Loan is 0.250%. The Master Servicing Fee with respect to each Mortgage Loan is 0.050%.

    In addition, on each Distribution Date following the Put Date for each Loan Group, a Supplemental Fee will be paid with respect to each Mortgage Loan in the related Loan Group. This Supplemental Fee equals 1.335% on each Mortgage Loan in Loan Group I and 1.345% on each Mortgage Loan in Loan Group II and will be in addition to the Servicing Fee, Master Servicing Fee and Premium Payment Rate. The payment of the Supplemental Fee on each Distribution Date following the applicable Put Date may significantly lower the Remittance Rate on the related Class of Offered Certificates, thereby increasing the likelihood that Certificateholders will exercise the Put Option and consequently increasing the likelihood that the Bank will exercise the Clean-Up Option or the Certificate Insurer will exercise the Certificate Insurer Clean-Up Option. The Supplemental Fee will be payable to the Bank.

    The Premium Payment Rate with respect to each Mortgage Loan in a Loan Group is the rate at which the fee payable to the Certificate Insurer is calculated.

    For each Mortgage Loan and for each Distribution Date, the "Gross Fees" will equal the sum of the applicable (a) Servicing Fee, (b) Master Servicing Fee, -C- Supplemental Fee (for any Distribution Date after the applicable Put
Date) and (d) Premium Payment Rate. The Gross Fees with respect to each Mortgage Loan in Loan Group I will equal 0.415% for any Distribution Date on or prior to the Put Date, and 1.750% thereafter. The Gross Fees with respect to each Mortgage Loan in Loan Group II will equal 0.405% for any Distribution Date on or prior to the Put Date, and 1.750% thereafter.

    The following tables describe additional characteristics of the Mortgage Loans for each Loan Group as of the Cut-Off Date. All percentages set forth below have been calculated based on the principal balance of the Mortgage Loans in the applicable Loan Group as of the Cut-Off Date. Note that the sum of the percentages set forth under the heading "% of Aggregate Balance of Loan Group" in each of the tables that follow may not equal 100% due to rounding.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The following exhibit is furnished herewith:

         4.1 Pooling and Servicing Agreement between PNC Mortgage Securities Corp., Depositor and Master Servicer, PNC Bank, National Association and U.S. Bank National Association, Trustee, dated as of September 1, 1997.

              a) Number of loans:  1062
              b) Mortgage Interest Rates:
                                 1997-6
                                 Group I


                                       AGGREGATE      PERCENTAGE
              MORTGAGE     NUMBER      BALANCES AS    OF AGGREGATE
              INTEREST       OF        OF THE CUT-    BALANCE OF
              RATE (MIR)   LOANS       OFF DATE       THE POOL
              ----------   ------  ----------------   ------------
                 6.500%       38  $    8,727,662.83       3.05 %
                 6.625%       28  $    7,738,281.87       2.71 %
                 6.750%       49  $   13,806,060.98       4.83 %
                 6.875%       69  $   18,243,712.50       6.39 %
                 7.000%       68  $   19,365,085.99       6.78 %
                 7.125%       75  $   20,088,799.37       7.03 %
                 7.250%       83  $   22,775,094.11       7.97 %
                 7.375%       73  $   20,582,649.58       7.20 %
                 7.500%      114  $   29,991,087.61      10.50 %
                 7.625%       80  $   21,983,563.63       7.69 %
                 7.750%      104  $   27,255,908.05       9.54 %
                 7.875%      132  $   36,538,137.72      12.79 %
                 8.000%       67  $   16,694,544.07       5.84 %
                 8.125%       51  $   13,404,629.16       4.69 %
                 8.250%       31  $    8,491,345.18       2.97 %
                           -----   ----------------    -----------
                TOTAL       1062  $  285,686,562.65     100.00 %

          c) Pass-Through Rates:
                          1997-6
                          Group I


                               AGGREGATE                  WEIGHTED AVERAGE
                               BALANCES AS    WEIGHTED        SCHEDULED
               RANGE OF        OF THE CUT-    AVERAGE      REMAINING TERM
          PASS-THROUGH RATES   OFF DATE       MIRS          (in months)
          ------------------ --------------  -----------  ----------------
           6.001 -  6.250%  $ 16,465,944.70     6.559%          340
           6.251 -  6.500%  $ 32,049,773.48     6.821%          342
           6.501 -  6.750%  $ 39,453,885.36     7.064%          341
           6.751 -  7.000%  $ 43,357,743.69     7.309%          341
           7.001 -  7.250%  $ 51,974,651.24     7.553%          343
           7.251 -  7.500%  $ 63,794,045.77     7.822%          344
           7.501 -  7.750%  $ 30,099,173.23     8.056%          346
           7.751 -  8.000%  $  8,491,345.18     8.250%          346
                            ---------------    ------         ------
                            $285,686,562.65     7.443% *        343 *


          * Represents a weighted average (by principal balance) of all the Mortgage Loans.

                     d) First Interest Adjustment Date:
                                               1997-6
                                               Group I


                    MONTH   LOAN           PRINCIPAL     PCT TO
                    /YEAR   COUNT           BALANCE       POOL
                    -----   -----          ---------     ------

                 07/2000       93     $20,504,664.47       7.18
                 08/2000       57     $13,398,342.63       4.69
                 09/2000       52     $13,264,790.56       4.64
                 10/2000       13      $3,245,917.95       1.14
                 11/2000       23      $6,776,884.90       2.37
                 12/2000       34     $10,110,372.94       3.54
                 01/2001       45     $15,940,243.26       5.58
                 02/2001       40     $13,421,094.71       4.70
                 03/2001       45     $13,500,099.18       4.73
                 04/2001       79     $22,343,181.37       7.82
                 05/2001      123     $33,055,665.57      11.57
                 06/2001      102     $26,933,828.43       9.43
                 07/2001       44     $10,987,335.09       3.85
                 08/2001      117     $28,791,426.20      10.08
                 09/2001      195     $53,412,715.39      18.70

                            -----     --------------    -------
           TOTAL             1062    $285,686,562.65     100.00

              e) Gross Margins:
                       1997-6
                       Group I


                                      AGGREGATE       PERCENTAGE
                           NUMBER     BALANCES AS     OF AGGREGATE
              GROSS          OF       OF THE CUT-     BALANCE OF
              MARGIN       LOANS      OFF DATE        POOL
              --------     ------  ----------------   ------------

               2.750%       1061  $  285,435,877.82      99.91 %
               2.875%          1  $      250,684.83       0.09 %
                           ------  ----------------   ------------
                TOTAL       1062  $  285,686,562.65     100.00 %

               f) Interest Rate Ceiling:
                                 1997-6
                                 Group I


                                       AGGREGATE      PERCENTAGE
                           NUMBER      BALANCES AS    OF AGGREGATE
              CEILING        OF        OF THE CUT-    BALANCE OF
              RATE         LOANS       OFF DATE       POOL
              ------       ------  ----------------   ------------
              11.500%         25  $    5,824,220.71       2.04 %
              11.625%         17  $    5,282,620.19       1.85 %
              11.750%         40  $   11,391,557.75       3.99 %
              11.875%         54  $   14,910,446.92       5.22 %
              12.000%         49  $   14,648,933.25       5.13 %
              12.125%         59  $   16,264,608.85       5.69 %
              12.250%         61  $   17,405,911.03       6.09 %
              12.375%         51  $   14,809,244.93       5.18 %
              12.500%         92  $   24,683,581.36       8.64 %
              12.625%         65  $   19,146,598.23       6.70 %
              12.750%        121  $   31,473,094.55      11.02 %
              12.875%        118  $   31,988,158.55      11.20 %
              13.000%         57  $   14,556,453.75       5.10 %
              13.125%        222  $   54,634,835.21      19.12 %
              13.175%          1  $      358,088.74       0.13 %
              13.250%         30  $    8,308,208.63       2.91 %
                           ------  ----------------   ------------
                TOTAL       1062  $  285,686,562.65     100.00 %

               g) Original Principal Balances:
                                       1997-6
                                       Group I


                                                  AGGREGATE       PERCENTAGE
                                      NUMBER      BALANCES AS     OF AGGREGATE
               ORIGINAL                 OF        OF THE CUT-     BALANCE OF
               BALANCES               LOANS       OFF DATE        POOL
               -------------------    ------  ----------------    ------------
               $ 50,000 OR LESS           9  $      346,858.82       0.12 %
               $ 50,001 - 75,000         42  $    2,692,804.55       0.94 %
               $ 75,001 - 100,000        66  $    5,779,405.06       2.02 %
               $100,001 - 150,000       100  $   12,057,084.42       4.22 %
               $150,001 - 200,000        87  $   14,921,426.92       5.22 %
               $200,001 - 250,000       239  $   53,448,329.17      18.71 %
               $250,001 - 300,000       189  $   50,712,575.12      17.75 %
               $300,001 - 350,000       106  $   33,787,931.73      11.83 %
               $350,001 - 400,000        62  $   22,827,180.14       7.99 %
               $400,001 - 450,000        47  $   19,282,151.80       6.75 %
               $450,001 - 500,000        33  $   15,563,884.37       5.45 %
               OVER $500,000             82  $   54,266,930.55      19.00 %
                                      ------  ----------------    ------------
               TOTAL                  1,062  $  285,686,562.65     100.00 %



               Outstanding principal balance of the smallest Mortgage Loan at the Cut-Off Date: $ 7,704.78

               Outstanding principal balance of the largest Mortgage Loan at the Cut-Off Date: $ 977,354.82

              h) Years of initial Monthly Payment:
                                           1997-6
                                           Group I



                                      AGGREGATE         PERCENTAGE
                 YEAR      NUMBER     BALANCES AS       OF AGGREGATE
                  OF         OF       OF THE CUT-       BALANCE OF
                PAYMENT    LOANS      OFF DATE          POOL
                -------    ------  ----------------     ------------
                  1995       238   $  57,190,600.51      20.02 %
                  1996       824   $ 228,495,962.14      79.98 %
                           ------  ----------------     ------------
                TOTAL       1062   $ 285,686,562.65     100.00 %

              i) Current Loan-to-Value Ratios:
                                        1997-6
                                        Group I


                                          AGGREGATE         PERCENTAGE
                 CURRENT       NUMBER     BALANCES AS       OF AGGREGATE
               LOAN-TO-VALUE     OF       OF THE CUT-       BALANCE OF
                  RATIOS       LOANS      OFF DATE          POOL
               --------------  ------  ----------------     ------------
               60.00% OR LESS    115   $  36,915,063.03      12.92 %
               60.01-70.00%      131   $  43,236,729.24      15.13 %
               70.01-75.00%      135   $  40,986,349.07      14.35 %
               75.01-80.00%      378   $ 100,754,793.52      35.27 %
               80.01-85.00%       28   $   6,405,499.11       2.24 %
               85.01-90.00%      163   $  33,334,509.46      11.67 %
               90.01-95.00%      112   $  24,053,619.22       8.42 %
                               ------  ----------------     ------------
                    TOTAL       1062  $  285,686,562.65     100.00 %

       j)Types of Mortgaged Properties:
                                  1997-6
                                 Group I


                                             AGGREGATE         PERCENTAGE
                                 NUMBER      BALANCES AS       OF AGGREGATE
          PROPERTY                 OF        OF THE CUT-       BALANCE OF
          TYPES                   LOANS      OFF DATE          POOL
          ------------           ------  -----------------     ------------
          SINGLE FAMILY DETACHED    970   $ 268,898,665.19      94.12 %
          DUPLEX                      8   $   1,539,009.36       0.54 %
          TRIPLEX                     2   $     381,766.96       0.13 %
          FOURPLEX                    4   $     328,993.12       0.12 %
          TOWNHOUSE                  12   $   2,860,921.16       1.00 %
          CONDOMINIUM                66   $  11,677,206.86       4.09 %
                                 ------  -----------------     ------------
          TOTAL                    1062   $ 285,686,562.65     100.00 %

       k) Owner Occupancy
                   1997-6
                   Group I

          CODE                 LOAN           PRINCIPAL     PCT TO
                               COUNT           BALANCE       POOL
          ----                 -----          ---------     ------

     OWNER OCCUPIED             1057    $284,705,503.11      99.66
     OWNER OCCUPIED - 2ND HOME     5        $981,059.54        .34

                               -----     --------------    -------
           TOTAL                1062    $285,686,562.65     100.00

     l)  Geographic Distribution by state:
                                  1997-6
                                  Group I


                                        AGGREGATE         PERCENTAGE
                            NUMBER      BALANCES AS       OF AGGREGATE
                              OF        OF THE CUT-       BALANCE OF
     STATE                  LOANS       OFF DATE          POOL
     --------------------   ------  -----------------     ------------
     ALABAMA                     2  $      456,368.40       0.16 %
     ARIZONA                     7  $    1,375,717.90       0.48 %
     CALIFORNIA                285  $   96,722,304.51      33.86 %
     COLORADO                   24  $    6,706,277.35       2.35 %
     CONNECTICUT                75  $   26,062,792.85       9.12 %
     DELAWARE                    5  $      840,376.94       0.29 %
     DISTRICT OF COLUMBIA        2  $      630,542.68       0.22 %
     FLORIDA                    31  $    8,128,660.60       2.85 %
     GEORGIA                    27  $    5,143,366.60       1.80 %
     HAWAII                      1  $      351,822.36       0.12 %
     ILLINOIS                   64  $   14,478,778.28       5.07 %
     INDIANA                    11  $    2,628,176.84       0.92 %
     IOWA                        1  $      123,488.06       0.04 %
     KANSAS                     18  $    3,646,779.36       1.28 %
     KENTUCKY                   23  $    5,952,533.79       2.08 %
     LOUISIANA                   2  $      297,734.42       0.10 %
     MARYLAND                   13  $    3,438,382.89       1.20 %
     MASSACHUSETTS              39  $   10,461,292.97       3.66 %
     MICHIGAN                   23  $    6,308,797.80       2.21 %
     MINNESOTA                   1  $      482,990.71       0.17 %
     MISSOURI                   31  $    3,458,142.79       1.21 %
     MONTANA                     8  $    1,464,602.61       0.51 %
     NEVADA                      3  $      657,186.01       0.23 %
     NEW JERSEY                 59  $   15,948,529.65       5.58 %
     NEW MEXICO                  3  $      591,418.27       0.21 %
     NEW YORK                   15  $    4,293,419.42       1.50 %
     NORTH CAROLINA             16  $    3,914,696.18       1.37 %
     OHIO                       76  $   19,991,709.56       7.00 %
     OKLAHOMA                   16  $    2,072,456.30       0.73 %
     OREGON                      2  $      645,307.37       0.23 %
     PENNSYLVANIA               76  $   16,419,421.26       5.75 %
     SOUTH CAROLINA              1  $       90,975.78       0.03 %
     TENNESSEE                  30  $    6,217,482.42       2.18 %
     TEXAS                      32  $    6,780,899.10       2.37 %
     UTAH                        7  $    2,069,250.36       0.72 %
     VIRGINIA                   14  $    3,428,325.14       1.20 %
     WASHINGTON                  5  $    1,106,286.72       0.39 %
     WEST VIRGINIA               2  $      276,511.23       0.10 %
     WISCONSIN                  10  $    1,336,585.77       0.47 %
     WYOMING                     2  $      686,171.40       0.24 %
                            ------  -----------------     ------------
                     TOTAL    1062  $  285,686,562.65     100.00 %

             m) Scheduled maturity years:
                                  1997-6
                                 Group I


                                       AGGREGATE        PERCENTAGE
                   YEAR    NUMBER      BALANCES AS      OF AGGREGATE
                    OF       OF        OF THE CUT-      BALANCE OF
                 MATURITY  LOANS       OFF DATE         POOL
                 --------  ------  ------------------   ------------
                    2025      272   $   67,300,973.45      23.56 %
                    2026      790   $  218,385,589.20      76.44 %
                           ------  ------------------   ------------
                 TOTAL       1062   $  285,686,562.65     100.00 %


               Weighted average (by principal balance) remaining term (adjusted for curtailments) of the Mortgage Loans calculated as of the Cut-Off Date: 339 months


               Latest scheduled maturity of any Mortgage Loan:
                                                   September, 2026

        n) Original Terms:
                    1997-6
                    Group I


                                        AGGREGATE        PERCENTAGE
                           NUMBER       BALANCES AS      OF AGGREGATE
           LOAN TERM         OF         OF THE CUT-      BALANCE OF
          (IN MONTHS)      LOANS        OFF DATE         POOL
        ---------------    ------   ----------------     ------------
              360            1062   $ 285,686,562.65     100.00 %
                           ------   ----------------     ------------
           TOTAL             1062   $ 285,686,562.65     100.00 %

     o) Loan Purpose Type:
                     1997-6
                     Group I

            LOAN              LOAN           PRINCIPAL     PCT TO
            TYPE              COUNT           BALANCE       POOL
            -----             -----          ---------     ------

     PURCHASE LOANS             778    $188,273,785.84      65.90
     EXISTING LOAN REFI'S        76     $22,166,301.53       7.76
     HOME IMPROVEMENT REFI'S      9      $2,592,008.08        .91
     CASH OUT REFI'S            199     $72,654,467.20      25.43

                              -----     --------------    -------
           TOTAL               1062    $285,686,562.65     100.00

      p) Documentation Program Types:
                               1997-6
                               Group I


                                             AGGREGATE      PERCENTAGE
                                  NUMBER     BALANCES AS    OF AGGREGATE
                                    OF       OF THE CUT-    BALANCE OF
     LOAN TYPE                    LOANS      OFF DATE       POOL
     -------------------------    ------  ----------------  ------------
     FULL DOCUMENTATION            980   $  253,413,392.48      88.70 %
     LIMITED DOCUMENTATION          82   $   32,273,170.17      11.30 %
                                  ------  ----------------  ------------
                       TOTAL      1062   $  285,686,562.65     100.00 %

              a) Number of loans:  1321
              b) Mortgage Interest Rates:
                                   1997-6
                                   Group II


                                       AGGREGATE      PERCENTAGE
              MORTGAGE     NUMBER      BALANCES AS    OF AGGREGATE
              INTEREST       OF        OF THE CUT-    BALANCE OF
              RATE (MIR)   LOANS       OFF DATE       THE POOL
              ----------   ------  ----------------   ------------
                 6.500%       41  $   12,557,489.23       3.06 %
                 6.625%       28  $    7,723,003.55       1.88 %
                 6.750%       47  $   14,581,129.18       3.56 %
                 6.875%       59  $   16,035,883.13       3.91 %
                 7.000%       64  $   20,407,100.81       4.98 %
                 7.125%       55  $   18,307,310.16       4.47 %
                 7.250%       96  $   29,861,218.65       7.28 %
                 7.375%      112  $   34,716,379.53       8.47 %
                 7.500%      198  $   66,575,736.17      16.24 %
                 7.625%      212  $   66,136,119.20      16.13 %
                 7.750%      160  $   51,399,886.72      12.54 %
                 7.875%      154  $   46,711,525.12      11.39 %
                 8.000%       52  $   12,479,882.12       3.04 %
                 8.125%       29  $    8,348,699.18       2.04 %
                 8.250%       14  $    4,156,895.58       1.01 %
                           -----   ----------------    -----------
                TOTAL       1321  $  409,998,258.33     100.00 %

          c) Pass-Through Rates:
                          1997-6
                          Group II


                               AGGREGATE                  WEIGHTED AVERAGE
                               BALANCES AS    WEIGHTED        SCHEDULED
               RANGE OF        OF THE CUT-    AVERAGE      REMAINING TERM
          PASS-THROUGH RATES   OFF DATE       MIRS          (in months)
          ------------------ --------------  -----------  ----------------
           6.001 -  6.250%  $ 20,280,492.78     6.548%          352
           6.251 -  6.500%  $ 30,617,012.31     6.815%          352
           6.501 -  6.750%  $ 38,714,410.97     7.059%          352
           6.751 -  7.000%  $ 64,577,598.18     7.317%          351
           7.001 -  7.250%  $132,711,855.37     7.562%          352
           7.251 -  7.500%  $ 98,111,411.84     7.810%          352
           7.501 -  7.750%  $ 20,828,581.30     8.050%          351
           7.751 -  8.000%  $  4,156,895.58     8.250%          350
                            ---------------    ------         ------
                            $409,998,258.33     7.461% *        352 *


          * Represents a weighted average (by principal balance) of all the Mortgage Loans.

                 d) First Interest Adjustment Date:
                                             1997-6
                                             Group II

                    MONTH   LOAN           PRINCIPAL     PCT TO
                    /YEAR   COUNT           BALANCE       POOL
                    -----   -----          ---------     ------

                 10/2001      182     $51,609,632.96      12.59
                 11/2001      266     $81,184,641.54      19.80
                 12/2001      234     $73,450,242.76      17.91
                 01/2002      239     $73,513,947.87      17.93
                 02/2002      147     $48,990,693.58      11.95
                 03/2002      109     $35,225,885.94       8.59
                 04/2002      100     $33,804,393.47       8.25
                 05/2002       42     $11,648,784.67       2.84
                 06/2002        2        $570,035.54        .14

                            -----     --------------    -------
                 TOTAL       1321    $409,998,258.33     100.00

             e)  Gross Margins:
                       1997-6
                       Group II


                                      AGGREGATE       PERCENTAGE
                           NUMBER     BALANCES AS     OF AGGREGATE
              GROSS          OF       OF THE CUT-     BALANCE OF
              MARGIN       LOANS      OFF DATE        POOL
              --------     ------  ----------------   ------------

               2.750%       1319  $  409,263,296.45      99.82 %
               2.875%          1  $      495,959.05       0.12 %
               3.000%          1  $      239,002.83       0.06 %
                           ------  ----------------   ------------
                TOTAL       1321  $  409,998,258.33     100.00 %

              f) Interest Rate Ceiling:
                                 1997-6
                                 Group II

                                      AGGREGATE       PERCENTAGE
                           NUMBER     BALANCES AS     OF AGGREGATE
              CEILING        OF       OF THE CUT-     BALANCE OF
              RATE         LOANS      OFF DATE        POOL
              ------       ------  ----------------   ------------
              11.500%         41  $   12,557,489.23       3.06 %
              11.625%         28  $    7,723,003.55       1.88 %
              11.750%         47  $   14,581,129.18       3.56 %
              11.875%         59  $   16,035,883.13       3.91 %
              12.000%         64  $   20,407,100.81       4.98 %
              12.125%         55  $   18,307,310.16       4.47 %
              12.250%         96  $   29,861,218.65       7.28 %
              12.375%        113  $   35,079,367.63       8.56 %
              12.500%        198  $   66,575,736.17      16.24 %
              12.625%        212  $   66,136,119.20      16.13 %
              12.750%        160  $   51,399,886.72      12.54 %
              12.875%        153  $   46,348,537.02      11.30 %
              13.000%         52  $   12,479,882.12       3.04 %
              13.125%         29  $    8,348,699.18       2.04 %
              13.250%         14  $    4,156,895.58       1.01 %
                           ------  ----------------   ------------
                TOTAL       1321  $  409,998,258.33     100.00 %

              g) Original Principal Balances:
                                       1997-6
                                       Group II

                                                 AGGREGATE        PERCENTAGE
                                      NUMBER     BALANCES AS      OF AGGREGATE
               ORIGINAL                 OF       OF THE CUT-      BALANCE OF
               BALANCES               LOANS      OFF DATE         POOL
               -------------------    ------  ----------------    ------------
               $ 50,000 OR LESS           9  $      381,013.25       0.09 %
               $ 50,001 - 75,000         27  $    1,709,132.90       0.42 %
               $ 75,001 - 100,000        40  $    3,516,351.92       0.86 %
               $100,001 - 150,000        62  $    7,725,132.40       1.88 %
               $150,001 - 200,000        36  $    6,343,324.67       1.55 %
               $200,001 - 250,000       340  $   77,985,519.80      19.02 %
               $250,001 - 300,000       273  $   74,555,516.04      18.18 %
               $300,001 - 350,000       161  $   51,807,243.39      12.64 %
               $350,001 - 400,000       110  $   41,229,554.51      10.06 %
               $400,001 - 450,000        71  $   30,129,702.19       7.35 %
               $450,001 - 500,000        49  $   23,484,362.87       5.73 %
               OVER $500,000            143  $   91,131,404.39      22.23 %
                                      ------  ----------------    ------------
               TOTAL                  1,321  $  409,998,258.33     100.00 %



               Outstanding principal balance of the smallest Mortgage Loan at the Cut-Off Date: $ 37,652.94

               Outstanding principal balance of the largest Mortgage Loan at the Cut-Off Date: $ 978,579.09

              h) Years of initial Monthly Payment:
                                            1997-6
                                            Group II

                                      AGGREGATE         PERCENTAGE
                 YEAR      NUMBER     BALANCES AS       OF AGGREGATE
                  OF         OF       OF THE CUT-       BALANCE OF
                PAYMENT    LOANS      OFF DATE          POOL
                -------    ------  ----------------     ------------
                  1996       448  $  132,794,274.50      32.39 %
                  1997       873  $  277,203,983.83      67.61 %
                           ------  ----------------     ------------
                TOTAL       1321  $  409,998,258.33     100.00 %

            i)   Current Loan-to-Value Ratios:
                                       1997-6
                                       Group II


                                          AGGREGATE         PERCENTAGE
                 CURRENT       NUMBER     BALANCES AS       OF AGGREGATE
               LOAN-TO-VALUE     OF       OF THE CUT-       BALANCE OF
                  RATIOS       LOANS      OFF DATE          POOL
               --------------  ------  ----------------     ------------
               60.00% OR LESS    130  $   43,798,037.30      10.68 %
               60.01-70.00%      179  $   62,501,695.54      15.24 %
               70.01-75.00%      199  $   58,648,374.98      14.30 %
               75.01-80.00%      538  $  174,015,172.59      42.44 %
               80.01-85.00%       18  $    5,300,110.26       1.29 %
               85.01-90.00%      164  $   45,483,185.78      11.09 %
               90.01-95.00%       93  $   20,251,681.88       4.94 %
                               ------  ----------------     ------------
                    TOTAL       1321  $  409,998,258.33     100.00 %

         j) Types of Mortgaged Properties:
                                    1997-6
                                    Group II


                                             AGGREGATE         PERCENTAGE
                                 NUMBER      BALANCES AS       OF AGGREGATE
          PROPERTY                 OF        OF THE CUT-       BALANCE OF
          TYPES                   LOANS      OFF DATE          POOL
          ------------           ------  -----------------     ------------
          SINGLE FAMILY DETACHED   1220  $  386,153,574.31      94.18 %
          DUPLEX                      7  $    2,357,079.05       0.57 %
          TRIPLEX                     3  $      412,171.11       0.10 %
          FOURPLEX                    1  $      177,422.68       0.04 %
          TOWNHOUSE                  13  $    2,633,291.03       0.64 %
          CONDOMINIUM                77  $   18,264,720.15       4.45 %
                                 ------  -----------------     ------------
          TOTAL                    1321  $  409,998,258.33     100.00 %

      k) Owner Occupancy:
                  1997-6
                  Group II

          CODE                 LOAN           PRINCIPAL     PCT TO
                               COUNT           BALANCE       POOL
          ----                 -----          ---------     ------

     OWNER OCCUPIED             1319    $409,718,129.31      99.93
     OWNER OCCUPIED - 2ND HOME     2        $280,129.02        .07

                               -----     --------------    -------
           TOTAL                1321    $409,998,258.33     100.00

     l) Geographic Distribution by state:
                                   1997-6
                                   Group II


                                        AGGREGATE         PERCENTAGE
                            NUMBER      BALANCES AS       OF AGGREGATE
                              OF        OF THE CUT-       BALANCE OF
     STATE                  LOANS       OFF DATE          POOL
     --------------------   ------  -----------------     ------------
     ALABAMA                     1  $      135,282.86       0.03 %
     ARIZONA                    15  $    3,741,152.06       0.91 %
     CALIFORNIA                351  $  130,768,868.06      31.89 %
     COLORADO                   42  $   14,184,204.28       3.46 %
     CONNECTICUT               107  $   35,694,255.66       8.71 %
     DELAWARE                   10  $    2,659,365.56       0.65 %
     DISTRICT OF COLUMBIA        2  $      570,711.19       0.14 %
     FLORIDA                    32  $   10,038,909.65       2.45 %
     GEORGIA                    21  $    5,290,330.64       1.29 %
     ILLINOIS                   53  $   15,628,399.62       3.81 %
     INDIANA                     8  $    2,002,163.11       0.49 %
     KANSAS                     17  $    3,705,212.54       0.90 %
     KENTUCKY                   24  $    5,399,144.16       1.32 %
     MAINE                       3  $    1,054,696.22       0.26 %
     MARYLAND                   23  $    6,868,381.18       1.68 %
     MASSACHUSETTS              58  $   18,309,515.26       4.47 %
     MICHIGAN                   21  $    6,321,513.74       1.54 %
     MINNESOTA                   9  $    2,117,342.56       0.52 %
     MISSOURI                    7  $    1,358,734.44       0.33 %
     MONTANA                     2  $      538,497.16       0.13 %
     NEVADA                      7  $    2,748,749.05       0.67 %
     NEW HAMPSHIRE               2  $      560,168.58       0.14 %
     NEW JERSEY                130  $   38,138,233.44       9.30 %
     NEW MEXICO                  1  $      236,262.41       0.06 %
     NEW YORK                   35  $   12,533,106.72       3.06 %
     NORTH CAROLINA              3  $      767,976.94       0.19 %
     OHIO                       64  $   17,830,043.28       4.35 %
     OKLAHOMA                    7  $    1,366,704.48       0.33 %
     OREGON                      4  $      841,234.74       0.21 %
     PENNSYLVANIA              122  $   29,243,444.05       7.13 %
     RHODE ISLAND                2  $      384,036.03       0.09 %
     SOUTH CAROLINA              5  $    1,217,407.15       0.30 %
     TENNESSEE                  18  $    5,601,048.00       1.37 %
     TEXAS                      44  $   12,052,538.91       2.94 %
     UTAH                       10  $    3,249,248.29       0.79 %
     VERMONT                     3  $      934,695.15       0.23 %
     VIRGINIA                   46  $   12,277,239.65       2.99 %
     WASHINGTON                 11  $    2,879,737.14       0.70 %
     WISCONSIN                   1  $      749,704.37       0.18 %
                            ------  -----------------     ------------
                     TOTAL    1321  $  409,998,258.33     100.00 %

               m) Scheduled maturity years:
                                     1997-6
                                     Group II


                                       AGGREGATE        PERCENTAGE
                   YEAR    NUMBER      BALANCES AS      OF AGGREGATE
                    OF       OF        OF THE CUT-      BALANCE OF
                 MATURITY  LOANS       OFF DATE         POOL
                 --------  ------  ------------------   ------------
                    2017        1   $      223,006.20       0.05 %
                    2026      682   $  206,244,517.26      50.30 %
                    2027      638   $  203,530,734.87      49.64 %
                           ------  ------------------   ------------
                 TOTAL       1321   $  409,998,258.33     100.00 %


               Weighted average (by principal balance) remaining term (adjusted for curtailments) of the Mortgage Loans calculated as of the Cut-Off Date: 349 months


               Latest scheduled maturity of any Mortgage Loan:
                                                    June, 2027

        n) Original Terms:
                    1997-6
                    Group II


                                        AGGREGATE        PERCENTAGE
                           NUMBER       BALANCES AS      OF AGGREGATE
           LOAN TERM         OF         OF THE CUT-      BALANCE OF
          (IN MONTHS)      LOANS        OFF DATE         POOL
        ---------------    ------   ----------------     ------------
              240               1   $     223,006.20       0.05 %
              360            1320   $ 409,775,252.13      99.95 %
                           ------   ----------------     ------------
           TOTAL             1321   $ 409,998,258.33     100.00 %



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
o) Loan Purpose Type:
               1997-6
               Group II


            LOAN              LOAN           PRINCIPAL     PCT TO
            TYPE              COUNT           BALANCE       POOL
            -----             -----          ---------     ------

     PURCHASE LOANS             916    $276,813,868.02      67.52
     EXISTING LOAN REFI'S       112     $29,862,961.00       7.28
     HOME IMPROVEMENT REFI'S     18      $6,440,017.65       1.57
     CASH OUT REFI'S            275     $96,881,411.66      23.63

                              -----     --------------    -------
           TOTAL               1321    $409,998,258.33     100.00


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


p) Documentation Program Types:
                         1997-6
                         Group II


                                             AGGREGATE      PERCENTAGE
                                  NUMBER     BALANCES AS    OF AGGREGATE
                                    OF       OF THE CUT-    BALANCE OF
     LOAN TYPE                    LOANS      OFF DATE       POOL
     -------------------------    ------  ----------------  ------------
     FULL DOCUMENTATION           1231   $  374,213,307.67      91.27 %
     LIMITED DOCUMENTATION          90   $   35,784,950.66       8.73 %
                                  ------  ----------------  ------------
                       TOTAL      1321   $  409,998,258.33     100.00 %


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
                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 25, 1997.

                                       PNC MORTGAGE SECURITIES
                                       CORP.
                                       (Registrant)

                                       By: \s\ Thomas G. Lehmann
                                           ---------------------------
                                           Thomas G. Lehmann
                                           Vice President
                                           (Authorized Officer)




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